NATIXIS DIVERSIFIED INCOME FUND

Supplement dated February 12, 2014 to the Summary Prospectus of the Natixis Diversified Income Fund (the “Fund”), dated May 1, 2013, as may be revised and supplemented from time to time.

Effective March 2, 2014, John Garofalo has joined the portfolio management team of the AEW Diversified REIT Discipline of the Fund. Matthew A. Troxell, CFA, will remain as Senior Portfolio Manager of the AEW Diversified REIT Discipline of the Fund and J. Hall Jones, Jr., CFA and Roman Ranocha, CFA, will remain as co-portfolio managers of the AEW Diversified REIT Discipline of the Fund.

Effective March 2, 2014, the information under the subsection “Portfolio Managers” in the section “Management” in the Summary Prospectus is revised to include the following:

John Garofalo, CFA, Director of AEW, has served as co-portfolio manager of the AEW Diversified REIT portion of the Fund since 2014.